Exhibit 99.1

Ucommune and Orisun Entered Into Backstop Agreements for $53 Million Funding Including Investment From Green Better Limited, a Subsidiary of Xiaomi (HKEX: 1810), and Sunshine 100 China (HKEX: 2608)

●	Ucommune is the largest agile office space manager and co-working community operator in China. Its early investors include Sequoia Capital China, Matrix Partners China, Sinovation Ventures, and ZhenFund.

●	Ucommune and Orisun entered into a merger agreement in June 2020. The transaction is expected to close in Q4 2020.

●	On August 18, 2020, Ucommune and Orisun received $53 million of backstop investment commitments from 14 investors, including leading technology companies and prominent entrepreneurs in China.

●	Backstop investors have the option to either acquire Orisun’s common stock in open market purchases prior to the closing of the business combination, or to purchase common shares in a private placement from the combined company at $10.10 per share at the time of the merger closing.

New York, NY — August 24, 2020— Orisun Acquisition Corp. (“Orisun”) (NASDAQ: ORSN, ORSNU, ORSNW, ORSNR), a special purpose acquisition company, announced today that, together with Ucommune International Ltd, it has entered into backstop agreements with 14 investors. The investors agreed to invest no less than $53 million by either (i) acquiring Orisun’s common stock in the open market or in private transactions prior to the closing of the business combination at the then prevailing market price of the shares, or (ii) acquiring common shares in a private placement concurrently with the closing of the business combination at $10.10 per share.

“Securing the backstop commitment is an important milestone. It will allow us to execute our growth strategy and strengthen our market leading position,” said Dr. Daqing Mao, founder of Ucommune Group Holdings Limited.

Wei Chen, Chairwoman of Orisun commented, “With the $53 million backstop investment commitment, we look forward to working with Ucommune team towards a smooth closing in Q4 2020.”

About Ucommune

Founded in 2015, Ucommune has created a large-scale intelligent agile office ecosystem where its members can leverage its network to reach their full potential and collectively create maximum value. As of June 30, 2020, Ucommune had successfully built an agile office space network consisting of 185 (153 spaces in operation) spaces across 47 cities in Greater China and Singapore with approximately 28,700 enterprise members and 822,600 individual members. Ucommune’s offline agile office space services include self-operated models of U Space, U Studio and U Design, as well as asset-light models U Brand and U Partner.

About Orisun Acquisition Corp.

Orisun Acquisition Corp. is incorporated in the State of Delaware as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. The Company’s efforts to identify a prospective target business have not been limited to a particular industry or geographic region.

Forward-Looking Statements

This press release contains, and certain oral statements made by representatives of Orisun, Ucommune, and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Orisun’s and Ucommune’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Orisun’s and Ucommune’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Orisun or Ucommune and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement relating to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against Orisun or Ucommune following the announcement of the share exchange agreement and the transactions contemplated therein; (3) the inability to complete the business combination, including due to failure to obtain approval of the shareholders of Orisun or other conditions to closing in the share exchange agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals (including approval from insurance regulators) required to complete the transactions contemplated by the share exchange agreement; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the share exchange agreement or could otherwise cause the transaction to fail to close; (6) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on NASDAQ following the business combination; (7) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (8) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that Ucommune or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties to be identified in Orisun’s proxy statement (when available) relating to the business combination, including those under “Risk Factors” therein, and in other filings with the Securities and Exchange Commission (“SEC”) made by Orisun and Ucommune. Orisun and Ucommune caution that the foregoing list of factors is not exclusive. Orisun and Ucommune caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Orisun or Ucommune undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this press release.

Important Information

Ucommune Group Holdings Limited (“Ucommune”), Orisun Acquisition Corp. (“Orisun”), Ucommune International Ltd, a wholly owned subsidiary of Orisun, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Orisun ordinary shares in respect of the proposed transaction described herein. Information about Orisun’s directors and executive officers and their ownership of Orisun’s ordinary shares is set forth in Orisun’s Annual Report on Form 10-K filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the registration statement and proxy statement pertaining to the proposed transaction when they become available. These documents can be obtained free of charge from the sources indicated below.

In connection with the transaction described herein, Ucommune International Ltd has filed a registration statement on Form F-4 with SEC, which includes a preliminary proxy statement. Promptly after the registration statement is declared effective by the SEC, Orisun will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF ORISUN ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ORISUN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ORISUN, UCOMMUNE AND THE TRANSACTION. The registration statement and proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Orisun with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Orisun at 555 Madison Avenue, Room 543 New York, NY.

Xiaocheng Peng

Chief Financial Officer

Orisun Acquisition Corp.

Tel: (541) 740-3346

(86) 133-1186-4003

Email: pengxc@everpowerholdings.com

Zhimo Zhao

Director

Ucommune Group Holdings Limited

Tel: 8610-13501369535

Email: zhaozm@ucommune.com